Investor Presentation January 2022  Opening Doors to a Smarter World

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements address our expected future business and financial performance, and may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan,“ "seek," "project," "may," "should," "will," the negative form of these expressions or similar expressions. These statements are based on management’s current beliefs, expectations assumptions about future events, conditions and results and on information currently available to us. Although we believe that the expectations reflected in the forward-looking statements reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. Examples of forward-looking statements include, among others, statements regarding the benefits of the Company's strategic acquisitions, changes in the market for our products and services, expected financial results, product portfolio enhancements, expansion plans and opportunities and expectations regarding key operational metrics. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward‑looking statements include, among other things: (1) our ability to execute our business strategy within the smart home technology industry; (2) our ability to expand our products and solutions to meet the demands of the market; (3) our ability to meet legal obligations, including laws and regulations related to security and privacy; (4) our ability to prevent unauthorized or inadvertent access to our information technology systems and customer or resident data; (5) the competitiveness of our market and pricing levels of our competitors; (6) our ability to hire, retain, manage and motivate employees, including key personnel; (7) the ability of our suppliers to produce or obtain quality products and services on a timely basis or in sufficient quantity; (8) interruptions to, or other problems with, our website and interactive user interface, information technology systems, manufacturing processes or other operations; (9) our ability to successfully identify, acquire, and integrate quality acquisition targets; (10) legal proceedings, recall claims, and governmental inquiries; (11) our ability to acquire and protect our intellectual property and acquire or make investments in other businesses, patents, technologies, products or services to grow the business; (12) our compliance with laws and regulations applicable to our business updates, including developments in federal, state and local regulations; (13) our ability to fuel growth and accelerate the adoption of our products and services; (14) our ability to develop, design, and sell services that are differentiated from those of competitors; (15) our ability to manage risks associated with product liability, warranty, personal injury, property damage and recall matters; and (16) successful deployment of the proceeds from the business combination. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. The forward-looking statements herein represent the judgment of the Company as of the date of this presentation, and we disclaim any intent or obligation to update forward-looking statements, unless required by applicable law. This presentation should be reviewed in conjunction with the information included in our press releases, reports and other filings with the SEC. Understanding the information contained in these filings is important to fully understanding our reported results and business outlook for future periods. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size, growth and other data about our industry and our business. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Preliminary Financial Information The preliminary financial information included in this presentation is unaudited and based on currently available information and does not present all necessary information for a complete understanding of SmartRent’s financial condition as of December 31, 2021, or the Company’s results of operations for the three months and year ended December 31, 2021.

Key Investment Highlights Leading solution provider for owners / operators & residents 1 Large addressable market 2 Highly visible pipeline of demand 3 Significant growth opportunity 4 5 Attractive financial profile

SmartRent Company Snapshot (NYSE: SMRT) Source: Company data as of 9/30/2021, unless otherwise indicated 1) As of January 10, 2022 2) Preliminary Estimates for the year ended 12/31/2021 45 States 28 States with local SmartRent Teams Key Statistics 500K+ Total Users Total Devices Installed 1.4M+ 322K Total Units Deployed2 4.1M Unit Opportunity from Existing Customers Founded 2017 Headquarters Scottsdale, AZ Communities Served 3,800+ Total Customers 230 Employees 630 Market Capitalization1 $1.4B TTM Metrics2 Units Deployed 167K Units Booked 219K Estimated Revenue Range $106M to $109M A leader in enterprise smart home technology

We are an enterprise software company, providing fully-integrated solutions to the real estate industry We are hardware agnostic and deeply integrated into most Property Management Systems

Flexible Product Offering with Expansion Opportunity

Standard Smart Home Package


ALLOY

Alloy Hub



Yale YRD256 Lock



Alloy Leak Sensor


78

Honeywell T6 Pro Thermostat

Flexible Options



LoRa/WiFi Leak Detector


72

Honeywell Wifi



Schlage BLE



Salto BLE

Upgrades



Motion Sensor


ALLOY

Contact Sensor



Voice Assistants

Switch/Dimmer



Video Doorbells


ALLOY

Smart Plug



Shades



Garage Doors

Fusion Hub



Self-guided Tours



Access Control



Smart Intercom



Managed Wifi and parking



Source: Company data as of 9/30/2021

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Community Wifi Building Access Control Pool Access East Building A Access Unit A101 Expires: 08/14/20 2:15pm Hold Phone by Lock Your Passes Profile Activity Passes Front Door Locked Tap to unlock Product Ecosystem Self-Guided Tours Video Intercom Activity Home Security Welcome Home My Devices Thermostat COOL 72-78° Living Room OFF Front Window OPEN 75% Front Door LOCKED Smart Apartments Hello, Jane Your Self-Guided Tour is Ready! 2 BED 2 BATH 2 FLOOR 1,200 SQFT 1234 E. Main St. 323 458 Your Access Code CHECK OUT Launched in 2021 Smart Parking Parking Permit Orchard Valley Vehicle LP Elapsed Time Rate RFV567 $2.00 per hour 45 min Space Number 123 Checked In Start time 3:45pm 7 Proven land-and-expand model that we believe will continue to fuel growth. Every product can be an entry point with switching costs exponentially increasing over time. As we expand, privacy remains a key focus.

SmartRent Delivers Undeniable Value To Owners / Operators

20-30%

Operating Expenses

Savings on utilities, staffing

- Maximize resident engagement
- Fully integrated ecosystem
- Improved building quality
- Increased asset values



70-90%

Asset Protection

Decrease in water damage expense

- Help owners / operators meet decarbonization goals
- 2,800+ water leaks detected
- Reduced insurance costs
- 366K+ MWH electricity saved



50%

Return on investment[1]

3-year payback period[1]

Revenue Generation

$25-100/month

Rent increase / unit

- Higher rent
- Increased resident retention
- Accelerated leasing velocity
- Ancillary monetization opportunities





Cost Reduction

20-50%

Decrease in leasing costs

- Re-leasing costs
- Resident onboarding / Opportunity costs
- Customer servicing costs
- Property Management Systems redundancies

1. Company estimate based on customer feedback relating to SmartRent platform performance through 9/30/2021

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Near-Term Product Roadmap Ongoing investment in technology for continued leadership Leasing Resident Experience Home IoT Building IoT Lease signing FUTURE Online app FUTURE CRM FUTURE Self-Guided tour CURRENT Payments & WOs FUTURE Marketplace CURRENT WiFi CURRENT Smart Home CURRENT Video & security IN PROGRESS Smart appliances IN PROGRESS Hubless IN PROGRESS Base IoT CURRENT Energy, water, air metering Video intercom CURRENT Parking CURRENT Access control CURRENT CURRENT

Competitive Advantage Flexible Technology Solutions White Glove Implementation Brand Strength Open architecture platform maximizes flexibility and allows for customized solutions Hardware agnostic Deeply integrated into most existing Property Management Systems Customer journey drives design and deployment of our operating platform Retrofit and new build installation capabilities increases TAM while mitigating risk of new construction cyclicality Dedicated installation services, ongoing customer and resident support, enhance customer connectivity Category leader with first mover advantage, switching costs exponentially increase over time Deep industry relationships with largest multifamily & SFR operators, homebuilders and I-buyers that should drive multi-year recurring revenue Partnership with largest and most active VC in prop tech industry Effective technology solutions built by real estate operators

SmartRent's Product Suite Enhances Sustainability Goals

Our platform mitigates risks and positively impacts our clients' communities, the resident experience, and the environment

HVAC Control



Reduces overall energy consumption by setting limitations on vacant units, controlling ventilation, and providing automated work orders based on temperature and humidity thresholds.

Leak Detection



Minimizes water damage and water waste with real-time leak alerts. Reduces insurance costs for landlords and helps residents to protect their apartments and belongings.

Water Management



Fluid monitoring, leak detection, and shut off controls minimizes water damage and water waste. Data, analytics, and automated work orders assist residents who may not be aware of an issue.

Waste Monitoring



Streamlined pickup scheduling and fire detection aids residents, while also reducing waste collection routes by 30%-63%, thereby cutting greenhouse gas emissions from trucks.

Smart Appliances



Remote diagnostics, overflow monitoring, and proactive maintenance reduces the number and magnitude of appliance failures for residents.

Smart Lighting



Circadian and scheduled melanopic lighting boosts resident energy, mood, and sleep and reduces unnecessary energy consumption.

Access Control



Alloy Access has been developed to offer a seamless, community wide access control experience enhancing safety for residents, site teams, and guests alike.

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Large Addressable Market Opportunity

We are initially targeting three large end-markets



28M

Institutionally owned multifamily US Units



15M

Single Family US Rental Residences



6M

Homebuilders / iBuyers annual U.S. homes sold[3]


~$200B
Global Expansion
~$80B
New Products / Other Asset Classes [1]
~$30B
Existing Residential Stock [2]
~$.03B
Annual New Developments

Source: NAREIT, John Burns Real Estate Consulting, Statista, company assumptions

1. Assumes 43M multifamily and single family units, 15M of other rental units, commercial real estate opportunity.
2. Assumes 43M multifamily and single family units and ~$700M annual revenue opportunity.
3. 5.3M existing homes sold in 2019 and 682K newly constructed homes sold in 2019 based on U.S. Census Bureau.

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Industry Leaders Have Chosen SmartRent… 15 of the top 20 multifamily owners are SmartRent clients ~3% of addressable multifamily market represented by top 20 owners / operators 1.3M Units owned 43M Units in the U.S.1 …and more of the real estate industry is expected to follow Recognized thought leaders for the rest of the residential industry Source: NMHC, company filings, as of 3/31/2021 Assumes 28M rental apartment units and 15M single family rental residences in the U.S.. 2021 Rank Company Name Units Owned (K) SmartRent Client SmartRent Investor Multifamily 1 MAA 100 ✔ ★ 2 Morgan Properties 91 ✔ 3 Starwood Capital Group 89 ✔ ★ 4 AvalonBay Communities 80 ✔ 5 Equity Residential 79 ✔ ★ 6 Greystar Real Estate Partners 75 ✔ ★ 7 Related Companies 73 ★ 8 Edward Rose Building Enterprise 67 ✔ ★ 9 Monarch Investment & Management Group 63 ✔ 10 The Irvine Company 62 11 Cortland 62 ✔ ★ 12 Essex Property Trust 60 ✔ ★ 13 Nuveen Real Estate 60 ✔ ★ 14 Hunt Companies 58 ✔ ★ 15 Weidner Apartment Homes 57 16 Camden Property Trust 57 17 Lincoln Property Company 53 ✔ ★ 18 The Michaels Organization 53 19 UDR 52 ✔ ★ 20 BH Equities 51 ✔ ★

Units Installed The Next Tier of Owners And Managers Are Choosing SmartRent Too… Source: Company data as of 12/31/2021 Consultative sales team successful in signing smaller, private institutional rental owners – “the long-tail” 14 Customer Gains by Quarter

Organic Revenue Growth From Existing Customers Is Substantial (data as of September 30, 2021) Note: Preliminary estimates 1. Total number of units deployed to date as of 9/30/2021 2. We define Committed Units as both (i) units that are subject to binding purchase orders from customers and (ii) units that existing customers who are parties to a SmartRent master services agreement have informed us (on a non-binding basis) that they intend to order in the future for deployment within two years of the measurement date. 3. Remaining units for existing customers, excluding deployed units and committed units 4. Cancellations comprised of 29 Self-Guided Tour installations – not Core Smart Home product as of 09/30/21 4.1M unit opportunity from existing customers alone 0.01% customer churn since inception 4 80% of ’21-’23 units are Committed Units $84.7M of Deferred Revenues

Illustrative Sales Cycle and Portfolio Roll Out

Aimco[1]

$13B	33K	7th
Total market capitalization	Apartments in 13 states	Largest Multifamily REIT

"And so when we think of SmartRent, using that as the example, over the last year, we put 30,000 units in, we were out in front of the market and what we've seen is that our residents have a smoother experience, our service team members are cutting less keys, and at the end of the day, it really comes down to residents staying with us longer, team members wanting to have a more rewarding job and it's a holistic look at all of those things combined."

Terry Considine – ***CEO***

Q3 2019 Earnings Call

UDR

$20B	51K	5th
Total market capitalization	Apartments in 14 states	Largest Multifamily REIT

"To date, we have completed 1,800 home installation with rent premiums..., although there are clearly significant benefits to our controllable expenses as well. An additional $30 million investment in other technologies for the overall operating platform will also occur over the next three years."

Jerry A. Davis - ***President and COO***

Q4 2018 Earnings Call



Close to full portfolio roll-out
93%
82%
100%
80%
60%
40%
20%
0%
Portfolio roll-out soon to exceed 90%
Full portfolio rollout December '18
Full portfolio rollout September '18
UDR pilot Jul '18
Aimco pilot May '18
Aimco[1]
UDR
Mar '18
Jun '18
Sep '18
Dec '18
Mar '19
Jun '19
Sep '19
Dec '19
Mar '20
Jun '20
Sep '20
Dec '20
Mar '21

Source: Company Data, Public Filings

1. AIR (Apartment Income REIT Corp.) was spun-off from Aimco in December 2020. Metrics represent AIR and Aimco combined.

16

Recent Units Deployed and Booked Highlights[1]

Delivered meaningful year over year growth for 4Q and full year 2021

($ millions except for units deployed and units booked)

Units Deployed



+69%
30,220
51,000
4Q20
4Q21E
+100%
83,293
167,000
2020
2021E

Units Booked



+42%
59,067
84,000
4Q20
4Q21E
+95%
112,555
219,000
2020
2021E

Bookings[2]



+14%
$61,447
$70,000
4Q20
4Q21E
+82%
$94,412
$172,000
2020
2021E

Source: Company filings & preliminary 2021 estimates

1) Units Deployed, Units Booked and Bookings for 4Q21 and full year 2021 are preliminary and subject to change

2) We define Bookings as the aggregate dollar value associated with binding orders executed during the stated measurement period. Bookings include the value of all hardware, professional services and SmartHubs and the value of the first year of software services included in the signed master service agreements or binding purchase orders, reflecting all discounts.

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Capital Allocation $445M1 available for deployment from Fifth Wall merger Research & Development Real Estate vertical expansion International expansion Strategic acquisitions 1. As of 9/30/21, the Company had approximately $473m in cash on its balance sheet Enhance logistics and build inventory Staff to support growth

2021 Business Update1 Revenue $106M to $109M 101% to 108% increase year-over-year New Units Deployed 167K 100% increase year-over-year Units Booked 219K 95% increase year-over-year 1) The preliminary financial information included in this presentation is unaudited and based on currently available information and does not present all necessary information for a complete understanding of SmartRent’s financial condition as of December 31, 2021, or the Company’s results of operations for the three months and year ended December 31, 2021.

APPENDIX

($ millions, as of September 30, 2021) Financial Highlights Total revenue Adj. EBITDA Source: Company filings as of September 30, 2021 (21.4%) (19.3%) Margin Gross profit $35.1 $13.6 $19.2 $21.7 (2.2%) 1.3%

SmartRent Revenue Streams Three revenue streams, initiated by Units Booked and Units Deployed, recognized at differing points of time and for varying duration Recognized when the hardware is shipped Generally deployed the quarter after Booking Hardware Recognized over time as the installations are completed Generally deployed the quarter after Booking Professional Services Recognized over the life of the contract after the unit is Deployed Contract duration typically 5 to 7 years Hosted Services

Definition Of Key Operating Metrics SmartRent regularly monitors a number of operating and financial metrics including the following non-GAAP financial measures which the Company believes are key measures of its growth, to evaluate its operating performance, identify trends affecting its business, formulate business plans, measure its progress and make strategic decisions. The Company’s Key Operating Metrics may not provide accurate predictions of future GAAP financial results. Units Deployed is defined as the aggregate number of the Company’s SmartHubs that have been installed (also including customer self-installations) as of a stated measurement date. The Company uses this operating metric to assess the general health and trajectory of its business growth. New Units Deployed is defined as the aggregate number of SmartHubs that have been installed (also including customer self-installations) during a stated measurement period. The Company uses this operating metric to assess the general health and trajectory of its business growth. Committed Units is defined as the aggregate number of SmartHubs that are subject to binding orders from customers together with units that existing customers who are parties to a SmartRent master services agreement have informed us (on a non-binding basis) that they intend to order in the future for deployment within two years of the measurement date. The Company tracks the number of committed units to assess the general health and trajectory of its business and to assist in its longer-term resource analysis. Units Booked is defined as the aggregate number of SmartHubs associated with binding orders executed during a stated measurement period. The Company utilizes the concept of Units Booked to assist in assessing near-term resource demand and the resulting approximate range of post-delivery revenue that it will earn and record. Units Booked represent binding orders only and accordingly are a subset of Committed Units. Annual Recurring Revenue (“ARR”) is defined as the annualized value of our recurring SaaS revenue earned in the current quarter.